PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

SUPPLEMENT DATED JUNE 3, 2022 TO PROSPECTUS AND SAI DATED JULY 31, 2021, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the appointment of MetLife Investment Management, LLC (“MIM”) as a sub-adviser to the Multi-Manager Emerging Markets Debt Opportunity Fund effective on or about June 8, 2022.

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Emerging Markets Debt Opportunity Fund – Management” on page 179 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser for the Multi-Manager Emerging Markets Debt Opportunity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since December 2013. Ashmore Investment Management Limited, Global Evolution USA, LLC, and MetLife Investment Management, LLC (since June 2022) each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.

The following is added to the section entitled “FUND MANAGEMENT – The Sub-Advisers to the Active M/ Multi-Manager Funds – Multi-Manager Emerging Markets Debt Opportunity Fund” beginning on page 211 of the Prospectus:

METLIFE INVESTMENT MANAGEMENT, LLC (“MIM”). MIM will begin to manage a portion of the Fund effective on or about June 8, 2022. MIM, a subsidiary of MetLife, Inc., was founded in 2006 and has its principal place of business at One MetLife Way, Whippany, New Jersey 07981. MIM provides public fixed income, private capital, and real estate investment solutions to institutional investors worldwide. MIM’s Emerging Market – Corporate strategy focuses on security selection, currency selection and country selection by applying bottom-up security selection within a framework that provides a top-down macroeconomic overlay. As of March 31, 2022, MetLife had approximately $638.5 billion in assets under management.

3.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Emerging Markets Debt Opportunity Fund” on page 96 of the SAI is replaced with the following:

Sub-Advisers
Multi-Manager Emerging Markets Debt Opportunity Fund	Ashmore Global Evolution USA, LLC (“Global Evolution”) MetLife Investment Management, LLC (“MIM”)

4.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 96 of the SAI:

MIM

MIM is a wholly owned subsidiary of MetLife, Inc.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO&SAI MOPP (6/22)